===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 15th day of January, 1998.


                                                     /s/ Robert J. Gillespie
                                                     Robert J. Gillespie

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of January, 1998.

                                                        /s/ Alain Labergere
                                                        Alain Labergere

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                     /s/ Theodore H. Black
                                                     Theodore H. Black

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 18th day of January, 1998.

                                                      /s/ Clateo Castellini
                                                      Clateo Castellini

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of January, 1998.

                                                  /s/ Alfred C. DeCrane, Jr.
                                                  Alfred C. DeCrane, Jr.

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 16th day of January, 1998.

                                                  /s/ William C. Ferguson
                                                  William C. Ferguson

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of January, 1998.

                                                /s/ Ellen R. Gordon
                                                Ellen R. Gordon

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                  /s/ George V. Grune
                                                  George V. Grune

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                /s/ Leo I. Higdon, Jr.
                                                Leo I. Higdon, Jr.

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                 /s/ Richard G. Holder
                                                 Richard G. Holder

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                     /s/ Eileen S. Kraus
                                                     Eileen S. Kraus

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of January, 1998.

                                         /s/ Henrique de Campos Meirelles
                                         Henrique de Campos Meirelles

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 19th day of January, 1998.

                                                      /s/ William S. Norman
                                                      William S. Norman

===============================================================================

                                POWER OF ATTORNEY
                       Registration Statement on Form S-3
                Relating to Shelf Registration of Debt Securities

===============================================================================


     KNOW ALL MEN BY THESE PRESENTS, that I, a director of Bestfoods, a Delaware corporation (the "Company"), do hereby constitute and appoint ROBERT S. GLUCK and HANES A. HELLER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have executed this instrument this 20th day of January, 1998.

                                                   /s/ Charles R. Shoemate
                                                   Charles R. Shoemate